March 1, 2026
Summary prospectus
John Hancock U.S. Global Leaders Growth Fund
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at www.jhinvestments.com/prospectuses. You can also get this information at no cost by calling 800-225-5291 or by sending an email request to info@jhinvestments.com. The fund’s prospectus and Statement of Additional Information, both dated March 1, 2026, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated October 31, 2025, are incorporated by reference into this summary prospectus.
Tickers
A: USGLX	C: USLCX	I: USLIX	R2: USLYX	R6: UGLSX
Investment objective

To seek long-term growth of capital.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). More information about these and other discounts is available from your financial professional and beginning on page 18 of the prospectus under “Sales charge reductions and waivers” or page 116 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”
Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R2	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00	1.00	None	None	None
	(on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R6
Management fee	0.72	0.72	0.72	0.72	0.72
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25 [1]	0.00
Additional other expenses	0.17	0.17	0.17	0.06	0.06
Total other expenses	0.17	0.17	0.17	0.31	0.06
Total annual fund operating expenses	1.14	1.89	0.89	1.28	0.78
Contractual expense reimbursement	-0.01 [2]	-0.01 [2]	-0.01 [2]	-0.01 [2]	-0.01 [2]
Total annual fund operating expenses after expense reimbursements	1.13	1.88	0.88	1.27	0.77
1
“Service plan fee” has been restated to reflect maximum allowable fees.
2
The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

John Hancock U.S. Global Leaders Growth Fund
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Shares Sold					Shares Not Sold
Expenses ($)	A	C	I	R2	R6	C
1 year	609	291	90	129	79	191
3 years	843	593	283	405	248	593
5 years	1,095	1,020	492	701	432	1,020
10 years	1,816	2,015	1,095	1,544	965	2,015
Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, at least 80% of the fund’s net assets (plus any borrowings for investment purposes) will be invested in common stocks of companies the manager regards as U.S. Global Leaders.
The manager considers U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics: (i) hold leading market shares of their relevant industries that result in higher profit margins and high investment returns; and (ii) supply consumable products or services so that their revenue streams are recurring.
The manager seeks to identify companies with superior long-term earnings prospects and will hold them as long as the manager believes they are not overvalued and their prospects for capital growth remain favorable. As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the S&P 500 Index, $5.54 billion to $4.53 trillion as of December 31, 2025).
The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
The fund may focus on a particular sector or sectors of the economy.
The fund may invest in other types of equity securities, including up to 20% of its net assets in foreign companies and in U.S.-traded securities of large-capitalization, well-established foreign issuers.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.
Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Integration of ESG factors into the fund’s investment process does not preclude the fund from including companies with low ESG characteristics or excluding companies with high ESG characteristics in the fund's investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.
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John Hancock U.S. Global Leaders Growth Fund
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.
Healthcare sector risk. Health sciences companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims, and legislative or regulatory activities, among other factors.
Information technology companies risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition from new market entrants, and heightened cybersecurity risk, among other factors.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities market index. Past performance (before and after taxes) does not indicate future results. The Russell 1000 Growth Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 a.m.—7:00 p.m., and Friday, 8:00 a.m.—6:00 p.m., Eastern time.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Best quarter:	Q2 2020	28.72%
Worst quarter:	Q2 2022	-20.25%

Average annual total returns (%)—as of 12/31/2025	1 year	5 year	10 year
Class A (before tax)	-2.33	4.52	11.37
after tax on distributions	-7.49	2.19	8.98
after tax on distributions, with sale	2.27	3.34	8.85
Class C	1.34	4.81	11.11
Class I	3.06	5.86	12.23
Class R2	2.73	5.50	11.82
Class R6	3.17	5.98	12.35
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	17.37	13.59	14.59
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	18.56	15.32	18.13
Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Sustainable Growth Advisers, LP (SGA)
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John Hancock U.S. Global Leaders Growth Fund
Portfolio management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Tucker Brown	Hrishikesh Gupta	Kishore Rao
Principal Managed the fund since 2025	Principal Managed the fund since 2022	Principal Managed the fund since 2020
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. There are no minimum initial investment requirements for Class R2 shares. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements.
Class A, Class C, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291. Class R2 shares may be redeemed on any business day by contacting your retirement plan administrator or recordkeeper.
Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.

© 2026 John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116
800-225-5291, jhinvestments.com
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SEC file number: 811-01677
260SP 3/1/26